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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 May 25, 2001
                       (Date of earliest event reported)



                                  ONEOK, Inc.
            (Exact name of registrant as specified in its charter)



          Oklahoma                         1-2572                 73-1520922
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)


                       100 West Fifth Street; Tulsa, OK
                   (Address of principal executive offices)


                                     74103
                                  (Zip code)


                                (918) 588-7000
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (c)  Exhibits
               (99) Summary of Revisions to Projected Earnings per Share



Item 9.   Regulation FD Disclosure
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          On May 15, 2001, the Company issued a press release announcing a revision in its computation of earnings per share for common stock
          (EPS) to conform to a recent announcement of the Financial Accounting Standards Board Staff codified in Emerging Issues Task Force Topic D-95 (Topic D-95). The interpretation of Statement of Financial Accounting Standards No. 128, "Earnings per Share" (SFAS No. 128) requires a revision to the method of earnings per share computation for convertible and participating securities such as ONEOK's Series A Convertible Preferred Stock.

          On May 17, 2001, the Company's shareholders approved a two-for-one split of the Company's common stock to be effected by the Company issuing one additional share of common stock to holders of record on May 23, 2001, with distribution of the split shares on June 11, 2001. This Form 8-K presents previously reported projected EPS from the May 2, 2001 conference call, projected EPS to conform with Topic D-95, and projected EPS giving effect to the two-for-one stock split and the application of Topic D-95.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 25th day of May 2001.


                                                      ONEOK, Inc.

                                        By:  /s/Jim Kneale
                                            ---------------------------------
                                             Jim Kneale
                                             Senior Vice President, Treasurer
                                             and Chief Financial Officer
                                             (Principal Financial Officer)

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                                 EXHIBIT INDEX



Exhibit Number      Description
--------------      -----------

    99              Summary of Revisions to Projected Earnings per Share

                                       4